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                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 1

                          TO THE RPM INTERNATIONAL INC.

               2002 PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN

         THIS AMENDMENT NO. 1 to the RPM International Inc. 2002 Performance Accelerated Restricted Stock Plan is executed by RPM International Inc. (hereinafter known as the "Company") as of the date set forth below.

                                   WITNESSETH:

         WHEREAS, RPM, Inc. maintained the RPM, Inc. 2002 Performance Accelerated Restricted Stock Plan (hereinafter known as the "Plan) for the benefit of certain of its employees and certain employees of affiliated companies; and

         WHEREAS, in connection with the reincorporation of RPM, Inc. as a Delaware corporation, RPM, Inc. assigned, and the Company assumed, all of the powers, authorities, duties, responsibilities and obligations of RPM, Inc. with respect to the Plan in accordance with an Agreement and Plan of Merger, dated August 29, 2002 (the "Merger Agreement"); and

         WHEREAS, it is the desire of the Company to amend the Plan in order to reflect the assumption of the Plan by the Company, the new name of the Plan, and such other changes that are necessary or appropriate upon the reincorporation of RPM, Inc.; and

         WHEREAS, it is also the desire of the Company to amend the Plan so that the payment of dividends on shares awarded under the Plan to employees who are citizens of the United States of America will be made to the employee and that dividends on shares awarded under the Plan to all other employees will be retained by the Company with a credit of like amount of money to be paid to the account of the employee under the RPM International Inc. Deferred Compensation Plan; and

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         WHEREAS, the Company has the right, pursuant to Section 12.1 of the
Plan, to make certain amendments thereto;

         NOW, THEREFORE, pursuant to Section 12.1 of the Plan, the Company hereby amends the Plan as follows:

         1. Effective October 15, 2002, Section 1.1 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 1.1 to read as follows:

                  "1.1     Name. The name of this Plan shall be: RPM
         International Inc. 2002 Performance Accelerated Restricted Stock Plan."

         2. Effective October 15, 2002, Section 1.2 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 1.2 to read as follows:

                  "1.2     Purpose. The Plan will be maintained to provide
         certain key executive employees with (i) an incentive to remain in the service of the Company or a Subsidiary, (ii) an incentive to exert their best efforts on behalf of the Company or a Subsidiary, and (iii) an opportunity to acquire a proprietary interest in the success of the Company and the Subsidiaries."

         3. Effective October 15, 2002, Section 2.5 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 2.5 to read as follows:

                  "2.5     Common Shares. The words `Common Shares' shall mean
         common shares of RPM International Inc., with par value of one cent ($0.01) per share."

         4. Effective October 15, 2002, Section 2.6 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 2.6 to read as follows:

                  "2.6     Company. The word `Company' shall mean RPM
         International Inc., a Delaware corporation, or any corporation or entity that is a successor to RPM International Inc. or substantially all of the assets of RPM International Inc., or any

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         corporation or entity that assumes the obligation of RPM International
         Inc. by operation of law or otherwise under this Plan."

         5. Effective October 15, 2002, Section 2.8 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 2.8 to read as follows:

                  "2.8     Deferred Compensation Plan. The words `Deferred
         Compensation Plan' shall mean the RPM International Inc. Deferred Compensation Plan or any similar deferred compensation plan of the Company or its successor."

         6. Effective October 15, 2002, Section 2.13 of the Plan is hereby amended by the deletion of said section in its entirety and the substitution in lieu thereof of a new Section 2.13 to read as follows:

                  "2.13    Parent. The word "Parent" means any publicly-held
         corporation, limited liability company or partnership that (a) is formed for the sole purpose of acquiring, directly or indirectly (whether by distribution or otherwise), substantially all of the outstanding voting stock of all classes of RPM International Inc., (b) is owned immediately after the acquisition described in clause (a) of this definition by the same shareholders as were shareholders of RPM International Inc. immediately prior to the acquisition described in clause (a) of this definition, and (c) hereafter owns, directly or indirectly, all of the outstanding voting stock of all classes of RPM International Inc."

         7. Effective January 13, 2003, Subsection (c) of Section 6.4 of the Plan is hereby amended by the deletion of said Subsection in its entirety and the substitution in lieu thereof of a new Subsection (c) to read as follows:

                  "(c)     Dividends paid on any shares of Restricted Stock
         awarded under this Plan to Eligible Employees who are citizens of the United States of America, shall be paid to the participant in whose name the certificates are issued. Notwithstanding any other provision of this Plan, any dividends paid on any shares of Restricted Stock awarded under this Plan to Eligible Employees who are not citizens of the United States of America shall be retained by the Company. As of the date of any dividend paid on any shares awarded to Eligible Employees who are not citizens of the United States of America, the Eligible Employee shall be credited with a dividend equivalent credit to the Deferred Compensation Plan equal to either:

                           (i)      the amount of any cash dividend; or

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                           (ii)     if the dividend is paid in Common Shares, an
                  amount equal to the number of Common Shares and factions thereof multiplied by the closing price of a Common Share on the date the dividend is paid."

         IN WITNESS WHEREOF, RPM International Inc., by its duly authorized officer, has caused this Amendment No. 1 to the RPM International Inc. 2002 Performance Accelerated Restricted Stock Plan to be signed this 20th day of January, 2003.

                                             RPM INTERNATIONAL INC.

                                             By:  /s/ Frank C. Sullivan
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                                             Its:              CEO
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